Life USA, Inc. and Subsidiary

                   Pro Forma Consolidated Financial Statements

                  For the Nine-Months Ended September 30, 2005


                      PRO FORMA CONSOLIDATED FINANCIAL DATA





The Unaudited Pro Forma Consolidated Balance Sheet and the Unaudited Consolidated Statement of Operations of Life USA, Inc. ("the Company") have been prepared to illustrate the estimated effect of the acquisition of Neuro Nutrition, Inc. ("Neuro") as if it had occurred on January 1, 2005. The acquisition was accounted for by the purchase method of accounting. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

The accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for Life USA, Inc and Neuro Nutrition, Inc. and the notes thereto.


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






                          LIFE USA, INC. AND SUBSIDIARY

                      Pro Forma Consolidated Balance Sheet
                                    Unaudited

                                                                                              Pro forma
                                        Life USA Inc.  Neuro Nutrition                         Combined
                                        September 30      September 30                     September 30
                                                2005              2005      Adjustments            2005
                                        ------------      ------------      -----------     -----------
ASSETS
    Cash and cash equivalents            $         0      $     67,404                      $    67,404
    Accounts Receivable - trade                    0             1,446                            1,446
    Accounts Receivable - other                    0             3,898                            3,898
    Inventory                                      0           103,640                          103,640
    Prepaid Expenses                               0             8,904                            8,904
                                           ---------        ----------       ----------      ----------
   Total Current Assets                            0           185,292                0         185,292

Other Assets:
    Fixed Assets (Net)                             0             2,687                            2,687
    Product Design & Trademark (Net)               0           241,667                          241,667
    Investment in Neuro Nutrition                830                 0             (830)              0
                                          ----------        ----------       ----------      ----------
  Total Other Assets                             830           244,354             (830)        244,354
                                          ----------        ----------       ----------      ----------
TOTAL ASSETS                              $      830        $  429,646       $     (830)     $  429,646
                                          ==========        ==========       ==========      ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
   Accounts Payable                       $        0        $  154,862       $        0      $  154,862
   Accounts - Payable intercompany            (3,597)            3,597                                0
   Accrued Expenses                            3,802            23,140                           26,942
   Notes Payable                                   0           345,000                          345,000
   Notes Payable - Related Party              15,080                 0                           15,080
                                          ----------       -----------       ----------      ----------
     Total Current Liabilities                15,285           526,599                0         541,884
                                          ----------       -----------       ----------      ----------
Stockholders' Deficit
   Common Stock                                  909             8,300           (8,300)            909
   Common Stock - to be issued                    45                 0                               45
   Additional paid-in capital                159,831           124,900         (153,315)        131,416
   Deficit accumulated during
     the development stage                  (175,240)         (230,153)         160,785        (244,608)
                                         -----------        ----------        ---------       ---------
TOTAL STOCKHOLDERS' DEFICIT                  (14,455)          (96,953)            (830)       (112,238)
                                         -----------        ----------        ---------       ---------
TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT                    $       830        $  429,646        $    (830)      $ 429,646
                                         ===========        ==========        =========       =========

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                     LIFE USA, INC. / Neuro Nutrition Inc.
                               Pro Forma combined
                            Statements of Operations


                                   Life USA Inc.   Neuro Nutrition Inc.                 Pro Forma Combined
                              Nine-Months Ended      Nine-Months Ended                   Nine-Months Ended
                             September 30, 2005     September 30, 2005    Adjustments   September 30, 2005
                             ------------------     ------------------    -----------   ------------------
Sales revenues                        $       -             $   17,573                          $   17,573
Cost of goods sold                            -                 11,835                              11,835
                                       --------              ---------                           ---------
   Gross profit                               -                  5,738                               5,738
                                       --------              ---------                           ---------
Operating Expenses
   Goodwill write off                                           14,454         (14,454)                  -
   General and administrative            53,171                209,451                             262,622
   Depreciation and amortization            633                  8,524                               9,157
                                       --------              ---------                           ---------
   Total Operating Expenses              53,804                232,429                             271,779
                                       --------              ---------                           ---------

Other Income and Expenses
   Interest Income                            -                      -                                   -
   Interest Expense                      (3,002)               (17,917)                            (20,919)
                                       --------              ---------                           ---------
Net Other Income (Expense)               (3,002)               (17,917)                            (20,919)
                                       --------              ---------                           ---------
Net Loss                              $ (56,806)            $ (244,608)                         $ (286,960)
                                       ========              =========                           =========

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Statements of Operations

                            Neuro Nutrition Inc.                 Pro Forma Combined
                             Three-Months Ended                  Three-Months Ended
                             September 30, 2005   Adjustments    September 30, 2005
                             ------------------   -----------    ------------------
Sales revenues                       $   13,884                          $   13,884
Cost of goods sold                        7,119                               7,119
                                      ---------                           ---------
   Gross profit                           6,765                               6,765
                                      ---------                           ---------
Operating Expenses
   Goodwill write off                    14,454       (14,454)                    0
   General and administrative           139,472                             192,643
   Depreciation and amortization          8,524                               9,157
                                      ---------                           ---------
   Total Operating Expenses             162,450                             201,800
                                      ---------                           ---------

Other Income and Expenses
   Interest Income                            -                                   -
   Interest Expense                      (9,500)                             (9,802)
                                      ---------                           ---------
Net Other Income (Expense)               (9,500)                             (9,802)
                                      ---------                           ---------
Net Loss                             $ (165,185)                         $ (204,837)
                                      =========                           =========
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Notes to the Pro Forma Combined Financial Statements at September 30, 2005

On September 13, 2005, Life USA, Inc. and Neuro Nutrition, Inc. signed an agreement whereby, Life USA purchased all of the issued and outstanding shares of Neuro Nutrition, Inc. for 8,300,000 shares of its common stock. Neuro has become a 100% wholly owned subsidiary of Life USA, Inc.

The acquisition of Neuro Nutrition by the Company was accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of Neuro obtained control of the consolidated entity. Accordingly, the combination of the two companies was recorded as a recapitalization of Life USA, Inc. with Neuro being treated as the continuing entity. The historical financial statements presented are those of Neuro.

The Pro Forma Statement of Operations assumes that the Neuro Acquisition occurred on January 1, 2005. For purposes of the Pro Forma Statement of Operations for the nine-months ended September 30, 2005, Neuro's historical statement of operations ended September 30, 2005, were combined with Life USA's historical statement of operations ended September 30, 2005.

The Neuro Acquisition was accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of Life USA, Inc. based upon their respective estimated fair values as of September 30, 2005.

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1.   The estimated purchase price and preliminary adjustments to historical book value of Neuro Nutrition, Inc. as a result of the Life USA acquisition as follows:

      Purchase price:
           Estimated value of stock issued by Neuro Nutrition                                $      0
           Book value of net assets acquired                                                  (14,454)
                                                                                             --------
      Purchase price in excess of net assets acquired                                        $ 14,454
                                                                                             ========

      Preliminary allocation of purchase price in excess of net assets required:
           Purchase price in excess of net assets acquired                                   $ 14,454
           Goodwill write-off                                                                 (14,454)
                                                                                             --------
           Estimated Goodwill                                                                $      0
                                                                                             ========

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2.   The adjustments to Additional  paid-in capital,  Accumulated  Shareholders'
     Deficit, and Common Stock as a result of the Life USA acquisition.

         Elimination of  Life  USA  pre  business  combination:  Adjustments  to
                  Additional paid-in capital:
                   Neuro Nutrition opening balance                                           $  124,900
                   Life USA Inc opening balance                                                 159,831
                     Adjustment  of Life  USA  balance  to  Accumulated  Deficit
                     (159,831)  Adjustment of Neuro Nutrition Common Stock 8,300
                     Adjustment  of Life  USA's  investment  in Neuro  Nutrition
                     (830) Adjustment for Life USA Common Stock (909) Adjustment
                     for Life USA Common Stock to be issued (45)
                                                                                             ----------
                     Total adjustments to Additional paid-in capital                           (153,315)
                                                                                             ----------
                     Pro forma combined Additional paid-in capital                           $  131,416
                                                                                             ==========

                  Adjustments to Accumulated Shareholders' Deficit:
                   Neuro Nutrition opening balance                                           $ (230,153)
                   Life USA opening balance                                                    (175,240)
                     Adjustment  Life USA balance to Additional  paid-in capital
                     159,831 Adjustment for Life USA Common Stock 909 Adjustment
                     for Life USA Common Stock to be issued 45
                                                                                             ----------
                     Total adjustments to Accumulated Shareholders' Deficit                     160,785
                                                                                             ----------
                     Pro forma combined Accumulated Shareholders' Deficit                    $ (244,608)
                                                                                             ==========

                  Adjustments to Common Stock:
                   Neuro Nutrition opening balance                                           $    8,300
                   Life USA opening balance                                                         830
                     Adjustment of Neuro Nutrition Common Stock                                  (8,300)
                                                                                             ----------
                     Total adjustments to Common Stock                                           (8,300)
                                                                                             ----------
                     Pro forma combined Common Stock                                         $      830
                                                                                             ==========

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